UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2023

KENSINGTON CAPITAL ACQUISITION CORP. V

(Exact name of registrant as specified in charter)

Cayman Islands	001-40741	98-1592043
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and three-fourths of one redeemable warrant	KCGI.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	KCGI	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	KCGI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Additional Working Capital Loan

On August 29, 2023, Kensington Capital Sponsor V LLC (the “Sponsor”) agreed to loan Kensington Capital Acquisition Corp. V, a Cayman Islands exempted company incorporated with limited liability (the “Company”), an aggregate of up to $950,250 to cover expenses related to the Company’s initial business combination (the “Business Combination”) pursuant to a promissory note (the “Working Capital Note”). The Working Capital Note is non-interest bearing and payable on the earlier of: (i) the consummation of the Company’s initial business combination unless converted into working capital warrants at the option of the Sponsor, at a price of $0.75 per warrant, as described in the registration statement that the Company filed in connection with the initial public offering of its securities, (ii) August 17, 2024, or (iii) the liquidation of the Company. Such working capital warrants would be identical to the private placement warrants issued to the Sponsor in a private placement in connection with the Company’s initial public offering.

The issuance of the Working Capital Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Working Capital Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Working Capital Note, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Amendment to Services Agreement

On August 29, 2023, the Company agreed to amend the services agreement with DEHC LLC, an affiliate of Daniel Huber, the Company’s Chief Financial Officer, pursuant to which DEHC LLC agreed to make available, or cause to be made available, to the Company, such administrative and other services of Daniel Huber as may be reasonably requested by the Company, for $20,000 per month. The services agreement had expired in February 2023. Pursuant to the extension, the same monthly payment will be made from August 17, 2023 to August 17, 2024.

The foregoing description of the amendment to the services agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K under the caption “Additional Working Capital Loan” is incorporated by reference into this Item 2.03 to the extent required.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit

10.1	Promissory Note, dated August 29, 2023, issued to Kensington Capital Sponsor V LLC.

10.2	Amendment, dated August 29, 2023, to Services Agreement between Kensington Capital Acquisition Corp. V and DEHC LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 29, 2023

KENSINGTON CAPITAL ACQUISITION CORP. V

By:	/s/ Daniel Huber
Name:	Daniel Huber
Title:	Chief Financial Officer

3